Exhibit 21
V.F. CORPORATION
SIGNIFICANT SUBSIDIARIES – 2017

Entity Name	Jurisdiction
20X DE Mexico, S.A. DE C.V.	Mexico
530 Park Avenue (10-F) Properties, LLC	Delaware
530 Park Avenue (14-H) Properties, LLC	Delaware
Administradora Mexico de Servicios, S. de R.L. de C.V.	Mexico
Administradora WD Honduras, S.A.	Honduras
All Crown S.A.	Argentina
Arsenal Fashion España, S.L.	Spain
Beyko - Beyko Konfeksiyon Ic ve Dis Ticaret Limited Sirketi	Turkey
Blue Bell DE Honduras, S. DE R.L.	Honduras
Blue Bell Wrangler Do Brasil Indus De Conf LTDA	Brazil
C.C.R.L., LLC	California
Corporacion Distribudora Dickies S. de R.L. de C.V.	Mexico
Cutler de Mexico SA	Mexico
Dickies de Honduras, S.A.	Honduras
Dickies de Parras, S. de R.L. de C.V.	Mexico
Eagle Creek Europe, Ltd.	Ireland
Eagle Creek, Inc.	California
Etablissementen Van Moer N.V.	Belgium
Green Sport Monte Bianco Srl	Italy
GS Holding S.R.I. (Italy)	Italy
H.D. Lee Apparel Ltd.	China
HD Lee Spain S.L.	Spain
Imagewear Apparel Corp.	Delaware
Industrial Laundry Services, LLC	Texas
Industrias Coahuila de Zaragoza, S. de R.L. de C.V.	Mexico
Inversiones Inmobiliarias Australes S.A.	Argentina
Inversiones VF Chile Dos Limitada	Chile
Inversiones VF Chile Limitada	Chile
Jansport Apparel Corp.	Delaware
Jeanswear DE Guatemala, Sociedad Anonima	Guatemala
Jeanswear Ventures, LLC	Delaware
Kipling Apparel Corp.	Delaware
Kipling Retail, LLC	Delaware
Kodiak Group Holdings Company	Canada
Kodiak-Terra Usa, LLC	Delaware
Lee Bell, Inc.	Delaware
Locker Holdings, LLC	Delaware
lucy apparel, llc	Delaware
Manufacturera Lee de Mexico, S. de R.L. de C.V.	Mexico
Manufacturera WR Alajuela, S.A.	Costa Rica
Nautica Apparel, Inc.	Delaware
Nautica Holdings, LLC	Delaware

Entity Name	Jurisdiction
Nautica Retail USA, Inc.	Delaware
NII Sales - Texas, Inc.	Texas
North East Rig-Out Limited	Scotland
North Elm Properties LLC	Delaware
NV Warehouse Co., Inc.	Delaware
Pro Skate Park Organization, LLC	Delaware
R&R Apparel Company, LLC	Delaware
Red Kap de Mexico, S. de R.L. de C.V.	Mexico
Retail Productivity Management, Inc.	Delaware
RKI Honduras S.A.	Honduras
Servicios y Promociones Textiles Limitada	Chile
Seven For All Mankind International, LLC	Delaware
South Cone, Inc.	California
TBL Investment Holdings GmbH	Switzerland
TBL Licensing LLC	Delaware
The H.D. Lee Company, Inc.	Delaware
The North Face (Italy) Srl	Italy
The North Face Apparel Corp.	Delaware
The North Face S.a.g.l.	Switzerland
The Recreational Footwear Company	Cayman Islands
TI Venture Group, Inc.	Delaware
Timberland (UK) Ltd.	United Kingdom
Timberland Asia LLC	Delaware
Timberland Europe B.V.	Netherlands
Timberland HK Trading Limited	Hong Kong
Timberland IDC Ltd.	United Kingdom
Timberland International, LLC	Delaware
Timberland Luxembourg Finance S.àr.l.	Luxembourg
Timberland Luxembourg Holding Asia S.àr.l.	Luxembourg
Timberland Netherlands Holding B.V.	Netherlands
Timberland Retail, LLC	Delaware
Timberland Switzerland Holding GmbH	Switzerland
V.F. (J) Netherlands Services B.V.	Netherlands
V.F. Perú S.R.L.	Peru
Vans Madeira - Consultoria e Projectos, Lda.	Portugal
Vans Spain, S.L.	Spain
Vans, Inc.	Delaware
VF (Gibraltar) Enterprises Limited	Gibraltar
VF (J) France S.A.S.	France
VF (J) Nederland B.V.	Netherlands
VF Apparel (Shenzhen) Company Limited	China
VF Apparel Portugal Ltda	Portugal
VF Asia Limited	Hong Kong
VF Asia Pacific Jeanswear Limited	Hong Kong
VF Asia Pacific Sourcing S.a.r.l.	Luxembourg

Entity Name	Jurisdiction
VF Austria GMBH	Austria
VF Belgium BVBA	Belgium
VF Brands India Private Limited	India
VF Brands Malaysia Sdn. Bhd.	Malaysia
VF Brands Pte. Ltd.	Singapore
VF Brands Taiwan Ltd	China
VF Canada Co.	Canada
VF CB Holdings, LLC	Delaware
VF CH Holdings GmbH	Switzerland
VF CH Imagewear Canada GmbH	Switzerland
VF CH-Mex Holdings, LLC	Delaware
VF China Limited	China
VF CIS (Russia) Limited Liability Company	Russian
VF Comercializadora Limitada	Chile
VF Czech S.R.O.	Czech Republic
VF Czech Services S.R.O.	Czech Republic
VF de Argentina S.A.	Argentina
VF Distribution Holdings GmbH	Switzerland
VF do Brasil, Ltda.	Brazil
VF Do Brasil, Ltda.	New York
VF Ege Soke Giyim Sanayi VE Ticaret A.S.	Turkey
VF Enterprises S.a.r.l.	Luxembourg
VF EU Investments, LLC	Delaware
VF Europe B.V.B.A.	Belgium
VF Germany Services GMBH	Germany
VF Germany Textil-Handels Gmbh	Germany
VF Global Investments S.a.r.l.	Luxembourg
VF Hellas E.P.E.	Greece
VF Holding S.a.g.l.	Switzerland
VF Holdings Mexico, LLC	Delaware
VF Hong Kong Limited	Hong Kong
VF Hungary Distribution Ltd.	Hungary
VF Imagewear Canada Co.	Canada
VF Imagewear CH Holdings GmbH	Switzerland
VF Imagewear de Mexico, S. de R.L. de C.V.	Mexico
VF Imagewear Majestic (UK) Limited	United Kingdom
VF Imagewear, Inc.	Delaware
VF Intellectual Property Services, Inc.	Delaware
VF Internacional, S. de R.L. de C.V.	Mexico
VF International Holding GmbH	Switzerland
VF International Holdings, LLC	Delaware
VF International S.a.g.l.	Switzerland
VF Investimentos do Brasil Ltda.	Brazil
VF Investments Italy S.a.r.l.	Luxembourg
VF Investments Netherlands BV	Netherlands

Entity Name	Jurisdiction
VF Investments S.a.r.l.	Luxembourg
VF Israel (Apparel) Ltd.	Israel
VF Italia Srl.	Italy
VF Italy Retail S.r.l.	Italy
VF Italy Services S.r.l.	Italy
VF Japan KK	Japan
VF Jeanswear Argentina S.R.L.	Argentina
VF Jeanswear de Mexico, S. de R.L. de C.V.	Mexico
VF Jeanswear Espana S.L.U.	Spain
VF Jeanswear Limited Partnership	Delaware
VF Jeanswear Nicaragua y Compania Limitada	Nicaragua
VF Jeanswear Sales, Inc.	Delaware
VF Korea Limited	Korea
VF LSG Holdings, LLC	Delaware
VF Luxembourg S.a.r.l.	Luxembourg
VF Mauritius Ltd.	Mauritius
VF NL Holdings CV	Netherlands
VF NL Imagewear B.V.	UK
VF Northern Europe Ltd.	Scotland
VF Northern Europe Services Ltd	Scotland
VF Norway AS	Norway
VF Outdoor Canada, Co.	Canada
VF Outdoor Mexico, S. de R.L. de C.V.	Mexico
VF Outdoor Services, S. de R.L. de C.V.	Mexico
VF Outdoor, LLC	Delaware
VF Outlet, Inc.	Delaware
VF Participações do Brasil Ltda.	Brazil
VF Playwear Dominicana SA	Dominican Republic
VF Playwear, LLC	DE
VF Polska Distribution Sp.z.o.o.	Poland
VF Receivables LP	Delaware
VF Receivables Services LLC	Delaware
VF Sage Enterprises, Inc.	Delaware
VF Sagebrush Enterprises, LLC	Delaware
VF Sales S.a.g.l.	Switzerland
VF Scandinavia ApS	Denmark
VF Services, LLC	Delaware
VF Servicios de El Salvador, Limitada de Capital Variable	El Salvador
VF Servicios de Honduras, S.A.	Honduras
VF Servicios Mexicana, S. de R.L. de C.V.	Mexico
VF Shanghai Limited	China
VF Shanghai Sourcing Ltd.	China
VF Slovakia, S.r.o.	Slovakia
VF Sourcing (Thailand) Ltd.	Thailand
VF Sourcing Asia S.a.r.l.	Luxembourg

Entity Name	Jurisdiction
VF Sourcing India Private Limited	India
VF Sourcing Latin America S.a.r.l.	Luxembourg
VF Sportswear Holdings, LLC	Delaware
VF Sportswear, Inc.	Delaware
VF Sweden AB	Sweden
VF Taiwan Limited	Taiwan
VF Transglobal GmbH	Switzerland
VF Treasury Services LLC	Delaware
VFJ Ventures, LLC	Delaware
VFJ-CSS de Mexico, S.A. de C.V.	Mexico
VFSLA Commercial Services, LLC	Delaware
VFSLA Servicios, S. de R.L. de C.V.	Mexico
W-D Apparel Company, LLC	Delaware
Walls Cayman Limited	Cayman Islands
Walls Holding Company, LLC	Delaware
Walls Industries LLC	Delaware
Walls Trading (Shanghai), Ltd.	China
WD Europe SAS	France
WD Supply Holding Limited	Hong Kong
Wililamson-Dickie Manufacturing Company	Delaware
Williamson Industries Limited	Belize
Williamson-Dickie APAC Holding Company Limited	Hong Kong
Williamson-Dickie Apparel Trading (Shanghai) Co. Ltd. Huangpu Branch	China
Williamson-Dickie Apparel Trading (Shanghai) Co. Ltd. Pudong Branch	China
Williamson-Dickie Apparel Trading (Shanghai) Co. Ltd. Tianyaoqiao Road Branch	China
Williamson-Dickie Apparel Trading (Shanghai) Co. Ltd. [Emperor's Guest]	China
Williamson-Dickie Canada Company	Canada
Williamson-Dickie Canada Company, LLC	Delaware
Williamson-Dickie Europe GmbH	Germany
Williamson-Dickie Europe Holdings Limited	United Kingdom
Williamson-Dickie Europe Limited	United Arab Emirates
Williamson-Dickie Europe Limited	United Kingdom
Williamson-Dickie HK Holding Company Limited	Hong Kong
Williamson-Dickie Holding Company Mexico, S. de R.L. de C.V.	Mexico
Williamson-Dickie Japan 合同会社	Japan
Williamson-Dickie Management (Shanghai) Co. Ltd.	China
Williamson-Dickie Manufacturing Company, LLC	Delaware
Williamson-Dickie Middle East FZE	United Arab Emirates
Williamson-Dickie Nederland B.V.	Netherlands
Workrite Uniform Canada , ULC	Canada
Workrite Uniform Company, LLC	California
World Jeans VF Asia Limited and Partners	Egypt
Worldwide Workwear (UK) Ltd.	Scotland
Wrangler Apparel Corp.	Delaware
Wrangler de Chihuahua, S. de R.L. de C.V.	Mexico

Entity Name	Jurisdiction
Wrangler de Mexico, S. de R.L. de C.V.	Mexico
VF Corporation is the ultimate sole beneficial owner of all of the subsidiaries listed above.